                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                              CENDANT CORPORATION

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Cendant Corporation (the "Company") made pursuant to the
Prospectus, dated             , 2001 (the "Prospectus"), if certificates for the
outstanding 6 7/8% Notes due 2006 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of Nova Scotia Trust Company of New York, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

 DELIVERY TO: The Bank of Nova Scotia Trust Company of New York, EXCHANGE AGENT

          BY HAND BEFORE 4:30 P.M.:                  BY REGISTERED OR CERTIFIED MAIL:
    The Bank of Nova Scotia Trust Company          The Bank of Nova Scotia Trust Company
                 of New York                                    of New York
          67 Wall Street, 4th Floor                    One Liberty Plaza, 23rd Floor
             New York, NY 10005                             New York, NY 10006
            Attention: Exchanges                           Attention: Exchanges

                      BY HAND OR OVERNIGHT DELIVERY AFTER
                       4:30 P.M. ON THE EXPIRATION DATE:

               The Bank of Nova Scotia Trust Company of New York
                           67 Wall Street, 4th Floor
                               New York, NY 10005
                              Attention: Exchanges
                             FOR INFORMATION CALL:
                                 (212) 225-5427

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):

                                 (212) 635-4165
                              Attention: Exchanges
                             CONFIRM BY TELEPHONE:
                                 (212) 225-5427

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE,
                     WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

    Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes
Tendered:(*)

Certificate Nos. (if available):

If Original Notes will be delivered by
book-entry transfer to The Depository Trust
Company, provide account number.

Total Principal Amount Represented by
Original Notes Certificate(s):
$
Account Number

                                PLEASE SIGN HERE

Principal Amount at Maturity of Old                 Please Sign Here X
Notes Tendered:*                                    X
Certificate Nos. (if available):                    Signature(s) of Owner(s) or Authorized
                                                    Signatory
If Old Notes will be delivered by
book-entry transfer to the Depository               Date
Trust Company, provide account number.
                                                    Area Code and Telephone Number:
Total Principal Amount at Maturity                  Please Print Name(s) and Address(es)
Represented by Old Notes Certificate(s):            Name(s):
$
Account Number                                      Capacity:
Must be in denominations of principal               Address(es):
amount at maturity of $1,000 and any
integral multiple thereof.

------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

X  ________________________________________________    _________________________

X  ________________________________________________    _________________________
   Signature(s) of Owner(s)                    Date
   or Authorized Signatory
   Area Code and Telephone Number: _____________________________________________

Please Print Name(s) and Address(es)

Name(s):
Capacity:
Address(es):

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                   GUARANTEE
                   (Not to be Used for Signature Guarantees)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

                Name of Firm                               Authorized Signature

                   Address                                         Title

                                                                   Name:
                  Zip Code                                (Please Type of Print)

           Area Code and Tel. No.                                 Dated:

NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE
      SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.